UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 2, 2010 (June 1, 2010)

MINERCO RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-156059
(State or other jurisdiction of incorporation)	(Commission File No.)

799 Rue Chouinard
Lasalle, Quebec
Canada H8N 2E5
 (Address of principal executive offices and Zip Code)

(514) 461-1375
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:	REGULATION FD DISCLOSURE

On June 1, 2010, we announced that that the Company’s Board of Directors, V. Scott Vanis and Marco Rodriguez have been invited to “Casa Presidencial”, The Honduran Presidential House for formal discussions with key members of the Honduran presidential cabinet regarding the Company’s Chiligatoro Hydro-Electric Project which was just recently approved by the Honduran National Commission of Energy.

Item 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of June, 2010.	MINERCO RESOURCES, INC.

	BY:	V. SCOTT VANIS
V. Scott Vanis President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer, and a member of the Board of Directors.